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                                                                    Exhibit 23.2


                        CONSENT OF INDEPENDENT ACCOUNTANTS
                        ----------------------------------

We hereby consent to the inclusion in this Registration Statement on Form S-1 of our report dated March 8, 1999, except for the information in the third paragraph of Note 16, for which the date is September 29, 1999, relating to the financial statements of TeleCorp PCS, Inc. We also consent to the reference to our firm under the headings "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP
McLean, VA
October 19, 1999